Exhibit 99.1

ITEM 6. SELECTED FINANCIAL DATA

The Selected Consolidated Financial Data reflects changes described in Item 8.01 of this Current Report on Form 8-K, and should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements and accompanying notes included elsewhere herein.

Years Ended December 31, (in millions, except per share data)	2011(a)	2010(a)	2009(a),(b)	2008(c)	2007(c)

Revenues:
Premiums	$38,990	$45,319	$48,583	$60,147	$58,575
Policy fees	2,705	2,710	2,656	2,990	3,006
Net investment income	14,755	20,934	18,992	10,453	23,933
Net realized capital gains (losses)	541	(164)	(5,210)	(46,796)	(3,249)
Aircraft leasing revenue	4,508	4,749	4,967	4,830	4,431
Other income	2,758	3,989	5,459	(38,293)	(5,180)

Total revenues	64,257	77,537	75,447	(6,669)	81,516

Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,450	41,392	45,314	45,447	44,995
Interest credited to policyholder account balances	4,467	4,487	4,611	5,582	5,936
Amortization of deferred acquisition costs	5,486	5,821	6,670	6,425	9,255
Other acquisition and insurance expenses	8,458	10,163	9,815	14,783	7,059
Interest expense	3,871	7,981	14,358	15,997	3,483
Aircraft leasing expenses	3,974	4,050	2,385	2,137	1,880
Net loss on extinguishment of debt	2,908	104	-	-	-
Net (gain) loss on sale of properties and divested businesses	74	(19,566)	1,271	-	-
Other expenses	2,470	3,439	5,465	6,182	4,848

Total benefits, claims and expenses	65,158	57,871	89,889	96,553	77,456

Income (loss) from continuing operations before income tax expense (benefit)	(901)	19,666	(14,442)	(103,222)	4,060
Income tax expense (benefit)	(19,764)	6,736	(2,055)	(7,699)	(104)

Income (loss) from continuing operations	18,863	12,930	(12,387)	(95,523)	4,164
Income (loss) from discontinued operations, net of tax	2,467	(645)	2,661	(7,359)	2,186

Net income (loss)	21,330	12,285	(9,726)	(102,882)	6,350
Net income (loss) attributable to AIG	20,622	10,058	(8,362)	(101,784)	5,062

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	9.65	16.02	(90.51)	(720.80)	22.87
Income (loss) from discontinued operations	1.36	(1.04)	19.14	(55.00)	16.30
Net income (loss) attributable to AIG	11.01	14.98	(71.37)	(775.80)	39.17
Diluted:
Income (loss) from continuing operations	9.65	16.02	(90.51)	(720.80)	22.75
Income (loss) from discontinued operations	1.36	(1.04)	19.14	(55.00)	16.22
Net income (loss) attributable to AIG	11.01	14.98	(71.37)	(775.80)	38.97
Dividends declared per common share	-	-	-	8.40	15.40

Year-end balance sheet data:
Total investments	410,438	410,412	601,165	636,912	829,468
Total assets	552,360	675,573	838,346	848,552	1,034,174
Long-term debt	75,253	106,461	136,733	177,485	162,935
Total liabilities	441,444	568,363	748,550	797,692	937,131
Total AIG shareholders' equity	101,538	78,856	60,585	40,844	86,522
Total equity	102,393	106,776	88,837	48,939	94,994

Other data (from continuing operations):
Other-than-temporary impairments	1,280	3,039	6,696	41,867	4,212
Goodwill impairment charges	-	-	693	3,744	-
Adjustment to federal and foreign deferred tax valuation allowance	(18,307)	1,361	2,986	22,172	212
Amortization of prepaid commitment fee	49	3,471	8,359	9,279	-
Catastrophe-related losses	3,307	1,076	53	1,840	276

AIG Form 8-K            7

(a)
See Note 2 to the Consolidated Financial Statements for further discussion on the changes to certain financial statement line items as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009.

(b)
Adoption of the new accounting standard related to acquisition costs decreased both total assets and equity by $9.2 billion at December 31, 2009.

(c)
The following tables present the changes from the adoption of the new accounting standard related to acquisition costs to certain financial statement line items as of December 31, 2008 and 2007, and for the years ended December 31, 2008 and 2007:

Year Ended December 31, 2008 (in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Net realized capital losses	$(46,794)	$(2)	$(46,796)

Total revenues	(6,667)	(2)	(6,669)

Interest credited to policyholder account balances	5,589	(7)	5,582
Amortization of deferred acquisition costs	9,439	(3,014)	6,425
Other acquisition and insurance expenses	11,571	3,212	14,783

Total benefits, claims and expenses	96,362	191	96,553

Loss from continuing operations before income tax expense (benefit)	(103,029)	(193)	(103,222)
Income tax expense (benefit)	(9,683)	1,984	(7,699)

Loss from continuing operations	(93,346)	(2,177)	(95,523)
Loss from discontinued operations, net of tax	(7,041)	(318)	(7,359)

Net loss	(100,387)	(2,495)	(102,882)
Net loss attributable to AIG	(99,289)	(2,495)	(101,784)

Loss per common share attributable to AIG common shareholders:
Basic:
Loss from continuing operations	(704.26)	(16.54)	(720.80)
Loss from discontinued operations	(52.59)	(2.41)	(55.00)
Net loss attributable to AIG	(756.85)	(18.95)	(775.80)
Diluted:
Loss from continuing operations	(704.26)	(16.54)	(720.80)
Loss from discontinued operations	(52.59)	(2.41)	(55.00)
Net loss attributable to AIG	(756.85)	(18.95)	(775.80)

December 31, 2008 balance sheet data:
Total assets	860,418	(11,866)	848,552
Total liabilities	797,692	-	797,692
Total AIG shareholders' equity	52,710	(11,866)	40,844
Total equity	60,805	(11,866)	48,939

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	20,121	2,051	22,172

8            AIG Form 8-K

Year Ended December 31, 2007 (in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Net realized capital losses	$(3,248)	$(1)	$(3,249)

Total revenues	81,517	(1)	81,516

Interest credited to policyholder account balances	5,933	3	5,936
Amortization of deferred acquisition costs	9,652	(397)	9,255
Other acquisition and insurance expenses	5,992	1,067	7,059

Total benefits, claims and expenses	76,783	673	77,456

Income (loss) from continuing operations before income tax expense (benefit)	4,734	(674)	4,060
Income tax expense (benefit)	125	(229)	(104)

Income (loss) from continuing operations	4,609	(445)	4,164
Income (loss) from discontinued operations, net of tax	2,879	(693)	2,186

Net income (loss)	7,488	(1,138)	6,350
Net income (loss) attributable to AIG	6,200	(1,138)	5,062

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	26.32	(3.45)	22.87
Income (loss) from discontinued operations	21.66	(5.36)	16.30
Net income (loss) attributable to AIG	47.98	(8.81)	39.17
Diluted:
Income (loss) from continuing operations	26.18	(3.43)	22.75
Income (loss) from discontinued operations	21.55	(5.33)	16.22
Net income (loss) attributable to AIG	47.73	(8.76)	38.97

December 31, 2007 balance sheet data:
Total assets	1,048,361	(14,187)	1,034,174
Total liabilities	942,038	(4,907)	937,131
Total AIG shareholders' equity	95,801	(9,279)	86,522
Total equity	104,273	(9,279)	94,994

    Items affecting comparability among periods include:

  •
  AIG was significantly and adversely affected by the market turmoil in late 2008 and early 2009 and recognized other-than-temporary impairment charges in 2008 primarily related to collateralized mortgage-backed securities, other structured securities and securities of financial institutions; losses related to the change in AIG's intent and ability to hold to recovery certain securities; and losses related to AIG's securities lending program.

  •
  In 2008, AIG also recognized unrealized market valuation losses representing the change in fair value of its super senior credit default swap portfolio, established a deferred tax valuation allowance and experienced an unprecedented strain on liquidity. This strain led to several transactions and relationships with the Federal Reserve Bank of New York (FRBNY) and the United States Department of the Treasury. See Note 1 to the Consolidated Financial Statements for further discussion of these transactions and relationships.

  •
  The decline in interest expense in 2010 was primarily due to a reduced weighted average interest rate on borrowings, a lower average outstanding balance and a decline in amortization of the prepaid commitment fee asset related to the partial repayment of the credit facility provided by the FRBNY. On January 14, 2011, AIG repaid the remaining $20.7 billion and terminated this facility, resulting in a net $3.3 billion pre-tax charge in the first quarter of 2011, primarily representing the accelerated amortization of the remaining prepaid commitment fee asset included in Net loss on extinguishment of debt. See Note 1 to the Consolidated Financial Statements for further discussion of the Recapitalization.

AIG Form 8-K            9

  •
  AIG executed multiple asset dispositions in 2011 and 2010, as further discussed in Note 4 to the Consolidated Financial Statements, which included the completion of an initial public offering of AIA in 2010 for which AIG recognized an $18.1 billion gain.

  •
  As further discussed in Note 22 to the Consolidated Financial Statements, AIG concluded that $18.4 billion of the deferred tax asset valuation allowance for the U.S. consolidated income tax group should be released through the Consolidated Statement of Operations in 2011.

  •
  As a result of the closing of the Recapitalization on January 14, 2011, the preferred interests in the special purpose vehicles that held the proceeds of the AIA initial public offering (the AIA SPV Preferred Interests) and the American Life Insurance Company (ALICO) sale (the ALICO SPV Preferred Interests, and together with the AIA SPV Preferred Interests, the SPV Preferred Interests) held by the United States Department of the Treasury are not considered permanent equity on AIG's Consolidated Balance Sheet, and were classified as redeemable non-controlling interests.

10            AIG Form 8-K